Exhibit (24)


                     Consent of Independent

                  Certified Public Accountants

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




     We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-59639) of
Tenney Engineering, Inc. of our report dated March 27, 1996 on the consolidated financial statements and schedules of Tenney
Engineering, Inc. and Subsidiaries appearing in this Annual Report on Form 10-KSB for the year ended December 31, 1995.






                                   ZELLER WEISS & KAHN

Mountainside, New Jersey
March 27, 1996